Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE	Contact: Timothy A. Johnson
Vice President, Strategic
Planning and Investor Relations
614-278-6622

BIG LOTS, INC ANNOUNCES NEW UNSECURED REVOLVING CREDIT FACILITY

$500 MILLION FACILITY REPLACES PRIOR $500 MILLION FACILITY SET TO EXPIRE IN OCTOBER 2009

Columbus, Ohio – April 30, 2009 – Big Lots, Inc. (NYSE: BIG) today announced the signing of a new three-year revolving credit facility consisting of a syndicate of 14 participating banks.  Our new facility is unsecured and provides a $500 million committed credit line and replaces the prior $500 million credit facility which was set to expire in October 2009.

Commenting on today’s announcement, Steve Fishman, Chairman and Chief Executive Officer said, “Our strong financial performance and consistent execution of our strategy have resulted in a business model and credit profile that was very attractive to our lenders.  We are pleased to have received such a strong vote of confidence by our bank group, despite today’s highly volatile credit market.”

Jared Poff, Vice President and Treasurer of Big Lots stated, “We recognize and appreciate the support demonstrated by this bank group and their level of commitment which in total exceeded well over $500 million.  Our six agent banks stepped up in a big way each committing a minimum of $50 million.  Also, we have welcomed five banks that are new to the revolver and committed a total of $140 million.  These new participants filled a potential void created by the merger activity in the financial services industry over the last several months.”

The facility was arranged jointly by PNC Capital Markets and Wells Fargo Bank.  The new facility will be used to fund working capital needs and for general corporate purposes and can be drawn upon and repaid at the Company’s discretion.  The structure and financial covenants of the new facility are detailed in today’s Form 8-K filing and are substantially the same as our prior facility.

Big Lots is the nation’s largest broadline closeout retailer. Currently, we operate 1,345 BIG LOTS stores in 47 states. We also sell merchandise via the internet at www.biglots.com. Wholesale operations are conducted through BIG LOTS WHOLESALE, CONSOLIDATED INTERNATIONAL, and WISCONSIN TOY and with online sales at www.biglotswholesale.com.

Shareholder Relations Department
300 Phillipi Road
Columbus, Ohio 43228-5311
Phone: (614) 278-6622      Fax: (614) 278-6666
E-mail: aschmidt@biglots.com

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook,” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Shareholder Relations Department
300 Phillipi Road
Columbus, Ohio 43228-5311
Phone: (614) 278-6622      Fax: (614) 278-6666
E-mail: aschmidt@biglots.com